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                                                                Exhibit 10(e)(1)

                                    AMENDMENT
                                    ---------

         This Amendment to the Loan Agreement dated December 3, 1997, between Core Materials Corporation, a Delaware corporation ("Borrower"), and KeyBank National Association, a national banking association ("Lender") is made effective this 29th day of March, 2001 (the "Effective Date") by and between Borrower and Lender.

                             Background Information
                             ----------------------

A. On December 3, 1997 Borrower and Lender entered into a loan agreement (as subsequently modified, the "Loan Agreement") by which Lender provided to the Borrower a number of credit facilities, including, but not limited to a $7,500,000 revolving loan (the "Loan"), having an original Maturity Date of November 30, 1999. The Loan is evidenced by a Variable Rate Promissory Note dated December 3, 1997 (as subsequently modified, the "Note").

B. The Note and Loan Agreement have been previously amended to extend the Maturity Date to January 30, 2001.

C. Borrower has requested that the Maturity Date be extended to May 1, 2002.

D. Subject to the terms and conditions set forth herein and in the Third Modification and Allonge to Variable Rate Promissory Note of even date herewith and incorporated herein by reference (the "Modification"), Lender has consented to the extension of the Maturity Date.

                             Statement of Agreement
                             ----------------------

Lender and Borrower acknowledge the accuracy of the above Background Information and hereby agree as follows:

1.       AMENDMENT.  The Loan Agreement is hereby amended as follows:

         (a) Section 5, FEES. The second paragraph of Section 5 is hereby deleted in its entirety and replaced with the following:
                  "Borrower shall also pay a fee to Lender in connection with the Loan equal to 3/8% per annum of the unused portion of such Loan during the previous calendar quarter commencing in the second quarter of 2001, which fee shall be due and payable within fifteen (15) days after receipt of an invoice from Lender. In addition, there shall be due from Borrower to Lender a quarterly fee of $10,000 (the "Modification Fee"). The first Modification Fee shall be due and payable at


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                  the time of execution of this Amendment. The remaining
                  Modification Fee payments of $10,000 each shall be due and payable as follows:

                           April 15, 2001
                           July 15, 2001
                           October 15, 2001
                           January 15, 2002"

         (b) Section 11, paragraph (b) is hereby deleted in its entirety and replaced with the following:

                  "(b) Borrower shall not permit its Minimum Fixed Charge Coverage Ratio to be less than:

                             .75x   for the first quarter 2001
                             .75x   for the second quarter 2001
                             .75x   for the third quarter 2001
                            1.00x   for the fourth quarter 2001
                            1.15x   for the first quarter 2002

                           The Minimum Fixed Charge Coverage Ratio shall be tested quarterly on a rolling four (4) quarters basis."

         (c) Section 11, paragraph (c) is hereby deleted and replaced with the following:

                  "(c) Not permit Borrower's Minimum Debt Service Coverage Ratio to be less than:

                             .85x   for first quarter of 2001
                             .85x   for second quarter of 2001
                             .85x   for third quarter of 2001
                            1.15x   for fourth quarter of 2001
                            1.25x   for first quarter of 2002

                  The Debt Service Coverage Ratio shall be tested quarterly on a rolling four (4) quarters basis."

         (d) Section 11, paragraph (a) is hereby deleted and the following is hereby added as Section 11, paragraph (e):

                                      (2)

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                  "Borrower's Senior Funded Obligations to EBITDAL shall not exceed:

                            5.25x for first quarter 2001
                            5.00x for second quarter 2001
                            5.00x for third quarter 2001
                            4.00x for fourth quarter 2001
                            3.75x for first quarter 2002

                  This ratio shall be tested quarterly on a rolling four (4) quarters basis."

         (e) Section 11, paragraph (d), items (i), (ii), (iii) and (iv) are hereby deleted and the following definitions are hereby added:

                  "PPLTD" means actual principal payments on Subordinated Debt, Long-Term Debt and any other permitted debt, excluding the Loan, measured on a rolling four quarters basis.

                  "EBITDAL" means:

                         Net Income + Interest Expense +
                     Tax Charges + Depreciation/Amortization
                        +/- Extraordinary Losses/Gains -
                      Interest Income + Rent/Lease Expenses

                  "LONG-TERM DEBT" means any debt of Borrower for borrowed money, including without limitation the Loan, Bonds, Capital Leases, notes payable and drafts accepted representing extensions of credit, all obligations evidenced by bonds, debentures, notes or other similar instruments and all obligations upon which interest charges are customarily paid, having a scheduled maturity date beyond the expiration of Borrower's then current fiscal year, excluding Subordinated Debt.

                  "MINIMUM DEBT SERVICE COVERAGE RATIO" means:

                                     EBITDAL
                                -----------------
                 Interest Expense* + PPLTD + Rent/Lease Expenses

                  (*"Interest Expense" excludes any accrued but not paid Subordinated Debt interest.)

                  "MAINTENANCE CAPITAL EXPENDITURES" mean amounts expended by Borrower for the maintenance, repair or replacement of equipment, machinery, fixed assets, real property or improvements, which shall be defined as $1,000,000.

                                      (3)
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                  "MINIMUM FIXED CHARGE COVERAGE RATIO" means:

                                     EBITDAL
                                     -------
                               Interest Expense* +
                          PPLTD + Rent/Lease Expenses +
                        Maintenance Capital Expenditures

                  (*"Interest Expense" excludes any accrued but not paid Subordinated Debt interest.)

                  "SENIOR FUNDED OBLIGATIONS" means any current portion of long-term debt (as defined by GAAP), Long-Term Debt of Borrower plus Discounted Present Value of the future lease payment stream (using a 7.50% per annum rate), but excluding Subordinated Debt.

                  "SENIOR FUNDED OBLIGATIONS TO EBITDAL" means:

                            Senior Funded Obligations
                            -------------------------
                                     EBITDAL

         All other accounting terms used herein and in the Loan Agreement, unless otherwise defined, shall be construed in accordance with GAAP.

2. INCONSISTENCY. Except as modified, amended, or changed by this Amendment, the Loan Agreement is unchanged. In the event of any inconsistency between the provisions of this Amendment and the Loan Agreement, the provisions of this Amendment shall control.

3. INCORPORATION. The Loan Agreement, as previously amended, is incorporated herein by reference and all capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Loan Agreement.

4. REPRESENTATIONS AND WARRANTIES OF BORROWER. By execution of this Amendment, Borrower represents and warrants to Lender that:

         A. Borrower has full right, power and authority to execute this Amendment and to perform all of its obligations thereunder;

         B. Upon execution of this Amendment by Borrower and Lender, no uncured event of default exists under the Note, Loan Agreement or related documents;

         C. Borrower reaffirms its obligation to pay the Loan in full, the validity and enforceability of the Note, Loan Agreement and related documents; and

                                      (4)

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         D.       Except to the extent otherwise disclosed to Lender, Borrower affirms that all representations, warranties and covenants of Borrower set forth in the Note and/or Loan Agreement are true and accurate.

5. EXPENSES. Borrower shall pay or reimburse Lender, as applicable, for all Lender's reasonable out-of-pocket expenses relating to, or incidental with, this Amendment, including without limitation filing fees and attorneys' fees.

6. EXECUTION. This Amendment is being executed in Columbus, Ohio, and shall be construed in accordance with the laws of the State of Ohio.


CORE MATERIALS CORPORATION                      KEYBANK, NATIONAL ASSOCIATION




By:      /S/ Kevin L. Barnett                   By:      /S/ Roger D. Campbell
         --------------------                            ---------------------
         Kevin L. Barnett                                Roger D. Campbell,
         Vice President, Treasurer and CFO               Senior Vice President

                                      (5)